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                          SUPPLEMENT DATED JULY 1, 2000
                              TO THE PROSPECTUS OF
                     CIGNA CORPORATE VARIABLE UNIVERSAL LIFE
                                DATED MAY 1, 2000


Effective as of July 1, 2000, the following revision will apply to prospectuses delivered for Policies issued in the states of New Jersey and New York:

In addition to the gross commissions paid by the Company for the sale of Policies, as described under the "Distribution of Policies" section (page 31 of the prospectus), the Company will pay annual renewal compensation of up to .10% of net accumulation value beginning in the second year.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.